Hartford Life Insurance Company Separate Account VL II:

333-148814	Hartford Leaders VUL Liberty (Series II)
333-148817	Hartford Leaders VUL Legacy (Series II)

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-148816	Hartford Leaders VUL Liberty (Series II)
333-148815	Hartford Leaders VUL Legacy (Series II)

Supplement Dated September 25, 2009 to the Prospectus Dated August 7, 2009

Supplement to your Prospectus

Hartford Equity Income HLS Fund — Class IA

Hartford Fundamental Growth HLS Fund — Class IA

Effective immediately, the Hartford Equity Income HLS Fund and Hartford Fundamental Growth HLS Fund is closed to all premium payments and transfers of account value.  These funds are no longer offered as investment options under your policy.  All references and information contained in the prospectus related to the above-referenced funds are deleted.

The following information is added to the DisabilityAccess Rider information in the “Other Benefits” section:

The Monthly Rider Charge is treated as a distribution from your base life insurance policy. Generally, disability benefits paid under the DisabilityAccess Rider are excluded from gross income as compensation for injuries or sickness under Section 104(a). Please refer to the Federal Tax Considerations discussion for information regarding the tax treatment of distributions.

This supplement should be retained with the prospectus for future reference.

HV-7954